Travelers
Corporate
Loan Fund Inc.

Quarterly Report
December 31, 2000                                        Ticker Symbol: TLI




                                 [PHOTO]

Travelers
Corporate
Loan Fund Inc.



[PHOTO]                    [PHOTO]

HEATH B.                   GLENN N.
MCLENDON                   MARCHAK
Chairman                   Vice President and
                           Investment Officer

Dear Shareholder:

We are pleased to provide you with the quarterly report for the three months ended December 31, 2000 for the Travelers Corporate Loan Fund Inc. ("Fund"). During the reporting period, the Fund distributed income dividends totaling $0.37 per share. The table below shows the annualized distribution rate and three-month total return based on the Fund's December 31, 2000 net asset value per share ("NAV") and New York Stock Exchange ("NYSE") closing price/1/. We hope you find this report useful and informative.

     Price             Annualized              Three-Month
   Per Share       Distribution Rate/2/        Total Return
 ------------     ---------------------       --------------
 $14.71 (NAV)              9.67%                  (0.10)%
 $13.75 (NYSE)            10.34%                  (3.76)%

The Fund's investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve this objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate collateralized senior loans.

----------
/1/ The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund, plus all other assets. This result (total net assets) is divided by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund had invested. However, the price at which the investor buys or sells shares of the Fund is at its market (NYSE) price as determined by the supply of and demand for the Fund's shares.

/2/ Total returns are based on changes in NAV and the market value, respectively, and assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the above chart. This annualized distribution rate assumes a current monthly income dividend rate of $0.1185 for twelve months. This rate is as of January 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            1

Unlike fixed-rate investments, interest rates of collateralized loans will periodically adjust in response to changes in short-term interest rates. These rate adjustments provide investors with higher income during periods of rising interest rates and lower income during periods of declining interest rates.

On January 18, 2001, the Fund declared a regular monthly dividend for January 2001 of $0.1185 per share. The monthly dividend payout was reduced by one-half cent per share from the rate paid in December 2000. The payout reduction was largely in response to the 50 basis point/3/ easing of short-term interest rates by the Federal Reserve Board ("Fed") on January 3, 2001.

Portfolio Review
Consistent with our original investment mandate, the Fund's portfolio is made up of entirely floating or variable rate collateralized senior loans. As of December 31, 2000, the Fund had total portfolio holdings of approximately $214.2 million that had an average equivalent rating of "Ba3." At December 31, 2000, the Fund's portfolio was invested in 28 industry sectors with the largest industry concentration of 14.2% in the telecommunications industry. The Fund was invested in loans to 76 issuers.

During the fourth quarter of 2000, the Fund's NAV declined primarily as a result of the combination of financial difficulties experienced by one of the credits in the Fund's portfolio and a continuing general softness of prices in the corporate loan market. One key aspect of the Fund's management policy is that its NAV is calculated to date on a "mark-to-market" basis using current market prices for each loan in the Fund as determined weekly in consultation with a third party pricing service.

For the first time since the inception of the Fund, we have entered a period of declining short-term interest rates. From June 1999 to May 2000, the Fed increased short-term interest rates by 175 basis points from 4.75% to 6.50% and then held rates steady at 6.50% through December 2000. In a surprise move on January 3, 2001, the Fed reduced short-term interest rates by 50 basis points. On January 31, 2001 the Fed acted again, lowering rates by an additional 50 basis points to 5.50%. As interest payable on the loans in the portfolio are based on the London Inter Bank Offered Rate ("LIBOR")/4/, a short-term interest benchmark, changes in the Fed's rate policy have had a direct effect on the return the Fund's portfolio generates, all things being equal.


----------
/3/  A basis point is 0.01% or one one-hundredth of a percent.

/4/ LIBOR is the rate that most creditworthy international banks dealing in euro charge each other for large loans.


--------------------------------------------------------------------------------
2                                         2000 Quarterly Report to Shareholders

As noted earlier, the Fund's regular monthly dividend was decreased by one-half cent to $0.1185 cents on January 18, 2001. The reduction was largely in reaction to the reduction in short-term rates announced by the Fed on January 3, 2001. And while no guarantees can be made, we continue to expect further rate reductions by the Fed and expect that our dividend will be directly affected by these rate cuts, all things being equal.

While the nominal rate of our dividends will likely decrease as the Fed reduces short-term interest rates, the real rate of return on our portfolio should remain strong as the rate of inflation subsides.

The market price of the Fund's shares has not changed appreciably since our last report. As of the date of our last report, the share price had regularly traded around $14.50 per share. Since the beginning of 2001, the Fund's share price has steadily recovered from a drop-off that began in November 2000 and is currently trading at over $14.25 per share. The Fund's shares continue to trade at a discount to the NAV of the Fund, however this discount has narrowed appreciably from historical levels.

Corporate Loan Market Outlook
While the change in Fed policy should provide a boost to the corporate loan market going forward, little has changed since our last report. We continued to see an increase in distressed and defaulted credits. A slowing of growth in the economy, unreceptive capital markets, relatively high financing costs and difficulties particular to certain industry segments have, in our view, driven this condition. Confidence among investors remains low, resulting in higher volatility for secondary market prices of corporate loans. In addition, the short supply of new issues has continued since our last report. The shortage of new issue supply has also driven a high level of competition for well-structured and priced loans.

Since the change in monetary policy by the Fed in early January, there has been an improvement in the capital markets in general. Liquidity has gotten better and risk spreads have tightened. As the corporate loan market is generally slower to respond to changes in conditions than the financial markets in general, we would expect to see significant improvements after economic and capital market conditions have established an improving trend and a sustained level of confidence exists.

We have, however, already begun to see a modest improvement in new issuance. While we expect that default levels will remain high in the near term, should liquidity in the capital markets continue to improve over time, financing options for troubled companies should also improve, resulting in fewer bankruptcies and better recovery results for those that do enter the bankruptcy process.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            3

On the bright side, we think the difficulties the corporate loan market experienced during the period are continuing to drive attractive long-term investment opportunities. Loan investors have maintained credit discipline in reaction to the high level of defaults in the market. Although new issue supply is low largely due to the conservative investment requirements of many investors, structures and credit spreads on newly issued credits are highly favorable to investors. As default levels have remained high and may push higher, investors may likely continue to be credit sensitive and the investing environment for new issues should remain appealing.

Investment Strategy
Our investment strategy has remained consistent with previous reporting periods: identify what we believe are the highest quality assets at what we think are reasonable prices. And while we are comfortable with the current level of diversification in the Fund's portfolio, we continue to look to improve the Fund's diversification at the margin.

As noted earlier, this has been a challenging period in the corporate loan market. In response to these market conditions, we continue to remain extremely selective about the assets we have purchased for the Fund and are vigilant in monitoring any softness observed in the portfolio. We work to identify negative trends in advance of credit problems in the industries we are invested in and in each of the loans held in the Fund. Additionally, we seek to identify changing economic and financial market factors that could result in an unacceptably high level of vulnerability for any of the corporate loans held in the portfolio. While the majority of the Fund's portfolio continues to perform well, we have experienced our first defaulted credit in over two years of managing the Fund. We continue to monitor this situation closely in an effort to minimize the drag on the Fund's portfolio.

Loan runoff from early repayments has been acceptable although it appears to be accelerating somewhat. We have been able to maintain satisfactory asset levels in the face of a market that is experiencing a shortage of new loan investment opportunities. Should loan runoff increase, our asset levels may decline. If this condition were to occur, we would maintain our credit discipline rather than stretch for assets that do not meet our normal investment criteria.

As noted in our earlier reports, while we have been decidedly conservative in investing in the telecommunications industry, it remains our largest industry concentration. We continue to be comfortable with the investments we have made in this industry. We have steered away from early stage telecommunication companies in the "build out" mode that are not producing positive cash flow and are potentially dependent on the capital markets to fund


--------------------------------------------------------------------------------
4                                         2000 Quarterly Report to Shareholders
significant future capital expenditure needs. Rather, we have invested in established companies with less aggressive growth projections that have more normalized capital expenditure needs and are producing positive cash flow results sufficient to satisfy their operating cash flow needs.

Our goal in the Fund remains constant: work hard to optimize the Fund's diversification and target select opportunities while operating within the parameters of our high credit standards. And while the future is always uncertain, we seek to bring our shareholders the best combination of quality and price in the assets we purchase to achieve the best risk-adjusted returns available in the corporate loan assets class.

Economic Outlook
The economy weakened dramatically in the second half of 2000 as a consequence of high energy prices, high real interest rates, fading consumer confidence and a reduced pace of business investment. In nominal terms, second half 2000 growth could turn out to be only half of the 8% annual growth experienced in the first half of 2000.

The trio of consumption indicators -- retail sales, housing sales and auto sales -- have all been showing signs of weakness. In December 2000, consumer confidence suffered its sharpest decline in ten years. Holiday sales were sluggish resulting in the worst holiday season since 1995. Housing sales are coming off the peak level of the past few years, despite the decline in long-term interest rates. Auto sales and production are down, double digits in percentage terms, and dealer inventory buildup is commonplace. Manufacturing was hit hard with the National Association of Purchasing Managers index reporting its lowest reading since May 1991. Both weak business profits and stock prices have raised concerns about a decline in capital spending in the U.S.

Given this economic slowdown and heightened risks of recession, in a surprise move on January 3, 2001, the Fed cut short-term interest rates by 50 basis points. The Fed moved again on January 31, 2001, easing by another 50 basis points and bringing short-term interest rates to 5.50%. In our opinion, the Fed's actions increased the chances of a soft landing versus a hard one. The potential for fiscal stimulus through a tax cut and the current high levels of employment should also help soften the blow of the economic slowdown. We still expect more easing by the Fed in the first half of 2001 potentially bringing short-term rates below 5% this year. We are not too worried about a severe recession as a result of the reduction in interest rates, the potential for tax cuts and general momentum as consumer confidence remains well above historical norms in spite of a sharp decline in December.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            5

Thank you for investing in the Travelers Corporate Loan Fund Inc. We look forward to seeking to achieve our objectives of maximizing current income consistent with prudent efforts to preserve capital.

Moreover, we promise to seek the best risk-adjusted returns available from corporate loans and to work hard to provide you with a stable, long-term investment with competitive rates of return.

Sincerely,



/s/ Heath B. McLendon                    /s/ Glenn N. Marchak

Heath B. McLendon                        Glenn N. Marchak
Chairman                                 Vice President and
                                         Investment Officer
February 5, 2001





--------------------------------------------------------------------------------
6                                         2000 Quarterly Report to Shareholders

Take Advantage of the Fund's Dividend Reinvestment Plan!
Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan") which is a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary
If you participate in the Dividend Reinvestment Plan, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment for the dividend or distribution), plan participants will be issued new shares of common stock at a price per share equal to the greater of: (a) the NAV per share on the valuation date or (b) 95% of the market price per share on the valuation date.

If the market price is less than the NAV per share as of the determination date, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market. If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently exceeds the NAV per share, before the purchases are completed, the Plan Agent will cease making open-market purchases and have the Fund issue the remaining dividend or distribution in shares at a price per share equal to the greater of either the NAV per share on the valuation date or 95% of the market price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 20. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                     December 31, 2000
--------------------------------------------------------------------------------


   FACE                                                 LOAN         STATED
  AMOUNT               SECURITY                         TYPE        MATURITY            VALUE*
===============================================================================================
SENIOR COLLATERALIZED LOANS -- 100%

Aerospace/Defense -- 4.6%
$ 7,325,269   DeCrane Aircraft Holdings, Inc.          Term B        9/30/05       $  7,343,582
  2,468,827   DeCrane Aircraft Holdings, Inc.          Term D       12/24/06          2,474,999
-----------------------------------------------------------------------------------------------
                                                                                      9,818,581
-----------------------------------------------------------------------------------------------
Automotive -- 5.7%
  3,721,875   Dura Automotive Systems, Inc.            Term B        3/31/06          3,684,656
  1,955,506   J.L. French Automotive Casting, Inc.     Term B       10/21/06          1,789,288
  2,000,000   MascoTech, Inc.                          Term B       11/28/08          1,997,600
  4,809,799   Stoneridge, Inc.                         Term B       12/31/05          4,809,799
-----------------------------------------------------------------------------------------------
                                                                                     12,281,343
-----------------------------------------------------------------------------------------------
Building Materials -- 4.1%
  2,000,000   Hanley-Wood, Inc.                        Term B        9/21/07          1,998,800
  1,325,039   Onex ABCO LP (Magnatrax)                 Term B       11/15/05          1,192,535
  2,926,000   Panolam Industries International, Inc.   Term B        1/31/07          2,922,489
  2,813,864   Trussway Holdings Inc.                   Term B       12/31/06         2,659,101
-----------------------------------------------------------------------------------------------
                                                                                      8,772,925
-----------------------------------------------------------------------------------------------
Chemicals -- 7.4%
  2,970,000   Georgia Gulf Corp.                       Term B       11/10/06          2,992,275
  1,000,000   Hercules, Inc.                           Term D       11/28/05          1,002,500
  1,470,000   Huntsman ICI Chemical LLC                Term B        6/30/07          1,476,468
  1,470,000   Huntsman ICI Chemical LLC                Term C        6/30/08          1,476,468
    864,947   Lyondell Petrochemical Co.               Term B        6/30/05            870,915
  7,897,111   Lyondell Petrochemical Co.               Term E        5/17/06          8,085,062
-----------------------------------------------------------------------------------------------
                                                                                     15,903,688
-----------------------------------------------------------------------------------------------
Conglomerates -- 0.7%
  1,496,250   GenTek, Inc.                             Term C       10/31/07         1,501,936
-----------------------------------------------------------------------------------------------
Construction Machinery -- 1.4%
  2,992,500   United Rentals, Inc.                     Term C        6/30/06          2,902,725
-----------------------------------------------------------------------------------------------
Consumer Products -- 2.6%
    940,500   American Safety Razor Co.                Term B        4/30/07            943,416
  1,840,113   Doane Pet Care Co.                       Term B       11/12/05          1,821,712
  1,970,000   Holmes Products Corp.                    Term B         2/5/07          1,871,500
  1,000,000   Shop Vac Corp.                           Multi-Draw     7/7/07          1,000,000
-----------------------------------------------------------------------------------------------
                                                                                      5,636,628
-----------------------------------------------------------------------------------------------
Electric -- 1.9%
  4,000,000   Western Resources, Inc.                  Term Loan     3/17/03          4,020,000
-----------------------------------------------------------------------------------------------
Entertainment -- 5.3%
  2,970,000   Corus Entertainment Inc.                 Term B        9/30/07          2,964,357
  1,250,000   Entravision Communications               Term B       12/31/08          1,264,125


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2000
--------------------------------------------------------------------------------


   FACE                                                 LOAN            STATED
  AMOUNT               SECURITY                         TYPE           MATURITY        VALUE*
================================================================================================
Entertainment -- 5.3% (continued)
$ 1,700,000   Hoops, L.P.                              Term A           10/28/05   $   1,695,750
  3,500,000   Six Flags Theme Parks Inc.               Term B            11/5/05       3,513,300
     80,000   Washington Football Group, Inc.          Term A           10/29/04          80,048
  1,720,000   Washington Football Inc.                 Term C           10/29/04       1,730,836
------------------------------------------------------------------------------------------------
                                                                                      11,248,416
------------------------------------------------------------------------------------------------
Environmental -- 3.6%
  2,272,727   Allied Waste North America, Inc.         Term B            7/30/06       2,183,182
  2,727,273   Allied Waste North America, Inc.         Term C            7/30/07       2,619,818
  3,000,000   Casella Waste System, Inc.               Term B           12/14/06       2,940,000
------------------------------------------------------------------------------------------------
                                                                                       7,743,000
------------------------------------------------------------------------------------------------
Food -- 2.2%
   1,000,000  Buffets, Inc.                            Term B             3/5/06       1,005,000
   1,277,250  New World Pasta Co.                      Term B            1/28/06       1,226,160
   1,911,884  NSC Operating Co. (Nutrasweet)           Term B             6/1/07       1,921,444
     500,000  NSC Operating Co. (Nutrasweet)           2nd Lien           6/1/10         498,750
------------------------------------------------------------------------------------------------
                                                                                       4,651,354
------------------------------------------------------------------------------------------------
Gaming -- 3.3%
   1,076,923  Ameristar Casinos, Inc.                  Term B           12/26/06       1,082,308
     923,077  Ameristar Casinos, Inc.                  Term C           12/26/07         927,692
   2,500,000  Autotote Corp.                           Term B            9/30/07       2,493,750
   1,326,667  Isle of Capri Casinos, Inc.              Term B             3/2/06       1,336,617
   1,160,833  Isle of Capri Casinos, Inc.              Term C             3/2/07       1,169,540
------------------------------------------------------------------------------------------------
                                                                                       7,009,907
------------------------------------------------------------------------------------------------
Health Care -- 3.3%
     936,375  Stericycle, Inc.                         Term B           11/10/06         941,057
   6,083,459  Stryker Corp.                            Term B            12/4/05       6,113,877
------------------------------------------------------------------------------------------------
                                                                                       7,054,934
------------------------------------------------------------------------------------------------
Home Construction -- 0.9%
   1,995,000  Lennar Corp.                             Term B             5/2/07       1,999,988
------------------------------------------------------------------------------------------------
Independent Energy -- 1.6%
   3,372,505  Heating Oil Partners LP                  Term Loan         9/30/03       3,364,074
------------------------------------------------------------------------------------------------
Industrial - Other -- 9.1%
   2,441,860  Flowserve Corp.                          Term B            6/30/08       2,429,651
   2,146,067  General Cable Corp.                      Term B            5/27/07       2,084,475
   2,000,000  Hines Nurseries, Inc.                    Term B            3/28/05       1,900,000
     998,750  Iron Mountain, Inc.                      Term B            2/28/06       1,010,036
   2,250,000  Mark IV Industries, Inc.                 Term B            9/11/08       2,227,500
   1,481,250  Mueller Group, Inc.                      Term B            8/16/06       1,488,656
   1,481,250  Mueller Group, Inc.                      Term C            8/16/07       1,488,656
     995,000  Mueller Group, Inc.                      Term D            8/16/07         999,975
   3,970,000  SPX Corp.                                Term B           12/31/06       3,992,232


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2000
--------------------------------------------------------------------------------

   FACE                                                      LOAN         STATED
  AMOUNT               SECURITY                              TYPE        MATURITY       VALUE*
=================================================================================================
Industrial - Other -- 9.1% (continued)
$ 2,358,628   Western Industries Ltd.                       Term B        6/23/06    $  1,981,248
-------------------------------------------------------------------------------------------------
                                                                                       19,602,429
-------------------------------------------------------------------------------------------------
Insurance -- 0.7%
  1,500,000   Oxford Health Plans, Inc.                     Term B       12/27/06       1,500,000
-------------------------------------------------------------------------------------------------
Lodging -- 1.4%
  3,000,000   Starwood Hotels & Resorts Worldwide, Inc.     IRN           2/23/03       3,011,400
-------------------------------------------------------------------------------------------------
Media - Cable -- 5.6%
  2,500,000   Century Cable Holdings (Adelphia)             Term B        9/28/09       2,475,000
  7,000,000   Charter Communications Operating LLC          Term B        3/18/08       6,982,500
  1,736,842   Classic Cable, Inc.                           Term B        1/31/08       1,721,732
    868,421   Classic Cable, Inc.                           Term C        1/31/08         860,866
-------------------------------------------------------------------------------------------------
                                                                                       12,040,098
-------------------------------------------------------------------------------------------------
Media - Non-Cable -- 11.4%
  4,813,384   21st Century Newspapers                       Term B        9/15/05       4,810,496
  2,000,000   Advanstar Communications Inc.                 Term B       10/12/08       2,010,000
  4,500,000   American Media Operation Inc.                 Term B         4/1/07       4,536,450
  1,846,435   Canwest Media Inc.                            Term B        5/15/08       1,848,835
  1,153,565   Canwest Media Inc.                            Term C        5/15/09       1,155,065
  4,000,000   Susquehanna Media Co.                         Term B        6/30/08       4,010,000
  1,792,112   Trader.com N.V.                               Term B        12/6/06       1,783,152
  1,207,888   Trader.com N.V.                               Term C        12/6/07       1,201,848
  3,000,000   Young Broadcasting, Inc.                      Term B       12/31/06       3,030,000
-------------------------------------------------------------------------------------------------
                                                                                       24,385,846
-------------------------------------------------------------------------------------------------
Metals -- 0.8%
  1,683,000   Ucar International Inc.                       Term B       12/31/07       1,615,680
-------------------------------------------------------------------------------------------------
Other - Energy -- 0.7%
  1,416,094   TransMontaigne Inc.                           Term B         7/1/06       1,410,851
-------------------------------------------------------------------------------------------------
Other - Financial Institutions -- 1.9%
  1,477,068   Bridge Information Systems, Inc.              Multi-Draw    5/29/03         406,194
  2,739,352   Bridge Information Systems, Inc.              Term B        5/29/05         753,322
  2,970,000   Outsourcing Solutions Inc.                    Term B        6/10/06       2,959,011
-------------------------------------------------------------------------------------------------
                                                                                        4,118,527
-------------------------------------------------------------------------------------------------
Paper -- 0.3%
    722,222   Jefferson Smurfit Corp.                       Term B        3/31/06         724,028
-------------------------------------------------------------------------------------------------
Railroads -- 1.4%
  2,000,000   Kansas City Southern Railway Co.              Term B       12/29/06       2,012,600
    987,073   RailAmerica, Inc.                             Term B       12/31/06         992,008
-------------------------------------------------------------------------------------------------
                                                                                        3,004,608
-------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                        2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2000
--------------------------------------------------------------------------------

   FACE                                                  LOAN           STATED
  AMOUNT               SECURITY                          TYPE          MATURITY        VALUE*
================================================================================================
Technology -- 2.2%
$ 2,500,000   Suez Acquisition Company (Seagate)         Term B         11/22/06   $   2,503,250
  2,280,827   Trend Technologies, Inc.                   Term B           3/9/07       2,279,458
------------------------------------------------------------------------------------------------
                                                                                       4,782,708
------------------------------------------------------------------------------------------------
Telecommunications -- 14.2%
  1,446,667   American Cellular Corp.                    Term B          3/31/08       1,446,667
  1,653,333   American Cellular Corp.                    Term C          3/31/09       1,653,333
  4,900,146   Centennial Cellular Operating Co.          Term B           5/1/07       4,912,396
  4,900,000   Centennial Cellular Operating Co.          Term C         11/30/07       4,912,250
  1,000,000   Crown Castle Operating Co.                 Term B          3/31/08       1,005,000
  1,980,000   Dobson Operating Co.                       Term B           1/7/08       1,983,762
  3,750,000   Nextel Finance Co.                         Term B          6/30/08       3,768,750
  3,750,000   Nextel Finance Co.                         Term C         12/31/08       3,768,750
  2,500,000   Rural Cellular Corp.                       Term B          10/3/08       2,498,500
  2,500,000   Rural Cellular Corp.                       Term C           4/3/09       2,498,500
  2,000,000   Western Wireless Corp.                     Term B          9/30/08       2,010,000
------------------------------------------------------------------------------------------------
                                                                                      30,457,908
------------------------------------------------------------------------------------------------
Transportation Services -- 1.7%
  2,500,000   TravelCenters of America, Inc.             Term B         10/19/08       2,506,250
  1,180,722   Evergreen International Aviation, Inc.     Term D          4/28/04       1,179,305
------------------------------------------------------------------------------------------------
                                                                                       3,685,555
------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS
              (Cost -- $217,640,150**)                                             $ 214,249,137
================================================================================================

* Market value is determined using current market prices which are supplied weekly by an independent third party pricing service.
**   Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
------------------------------------
IRN        -- Increasing Rate Note
Multi Draw -- Multi Draw Term Loan
Term       -- Term Loan
Term A     -- Term Loan A
Term B     -- Term Loan B
Term C     -- Term Loan C
Term D     -- Term Loan D
Term E     -- Term Loan E
2nd Lien   -- Subordinate Loan to 1st Lien


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                          11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                December 31, 2000
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $217,640,150)                   $  214,249,137
   Cash                                                                  358,918
   Dividends and interest receivable                                   1,800,521
--------------------------------------------------------------------------------
   Total Assets                                                      216,408,576
--------------------------------------------------------------------------------
LIABILITIES:
   Notes payable                                                      71,700,000
   Dividends payable                                                     462,137
   Management fees payable                                               157,484
   Interest payable                                                       99,567
   Accrued expenses                                                      110,886
--------------------------------------------------------------------------------
   Total Liabilities                                                  72,530,074
--------------------------------------------------------------------------------
Total Net Assets                                                  $  143,878,502
================================================================================
NET ASSETS:
   Par value of capital shares                                    $        9,782
   Capital paid in excess of par value                               146,269,339
   Undistributed net investment income                                 1,067,981
   Accumulated net realized loss from security transactions             (77,587)
   Net unrealized depreciation of investments                        (3,391,013)
--------------------------------------------------------------------------------
Total Net Assets                                                  $  143,878,502
================================================================================
Shares Outstanding                                                     9,781,667
--------------------------------------------------------------------------------
Net Asset Value                                                           $14.71
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                        2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Three Months Ended December 31, 2000

INVESTMENT INCOME:
   Interest                                                        $  5,525,105
   Less: Interest expense                                            (1,255,550)
--------------------------------------------------------------------------------
   Total Investment Income                                            4,269,555
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                             563,852
   Audit and legal                                                       20,397
   Shareholder communications                                            18,493
   Shareholder and system servicing fees                                 17,087
   Directors' fees                                                        9,370
   Registration fees                                                      4,316
   Custody                                                                1,726
   Other                                                                  9,863
--------------------------------------------------------------------------------
   Total Expenses                                                       645,104
--------------------------------------------------------------------------------
Net Investment Income                                                 3,624,451
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             15,077,394
     Cost of securities sold                                         15,153,490
--------------------------------------------------------------------------------
   Net Realized Loss                                                    (76,096)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) of
   Investments:
     Beginning of period                                                570,147
     End of period                                                   (3,391,013)
--------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                           (3,961,160)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (4,037,256)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $   (412,805)
================================================================================




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                          13

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Three Months Ended December 31, 2000 (unaudited) and the Year Ended September 30, 2000


                                                        December 31        September 30
=======================================================================================
OPERATIONS:
  Net investment income                              $    3,624,451      $   13,656,396
  Net realized gain (loss)                                  (76,096)            260,605
  (Increase) decrease in net unrealized
  depreciation                                           (3,961,160)              4,590
---------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
  Operations                                               (412,805)         13,921,591
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (3,624,108)        (14,070,928)
  Net realized gains                                       (220,088)           (263,127)
---------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to
  Shareholders                                           (3,844,196)        (14,334,055)
---------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                        (4,257,001)           (412,464)
---------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                   148,135,503         148,547,967
---------------------------------------------------------------------------------------
  End of period*                                     $  143,878,502      $  148,135,503
=======================================================================================
* Includes undistributed net investment income of:   $    1,067,981      $    1,067,638
=======================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                        2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Cash Flows (unaudited)
--------------------------------------------------------------------------------

For the Three Months Ended December 31, 2000

CASH FLOWS USED BY OPERATING AND INVESTING ACTIVITIES:
   Interest and dividends received                                      $    5,339,930
   Operating expenses paid                                                    (657,308)
   Interest paid on bank loans                                              (1,238,314)
   Net short-term purchases                                                  2,109,217
   Purchases of portfolio securities                                       (22,147,522)
   Proceeds from disposition of long-term securities                        15,077,394
--------------------------------------------------------------------------------------
   Net Cash Flows Used By Operating and Investing Activities                (1,516,603)
--------------------------------------------------------------------------------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
   Net borrowings under line-of-credit agreement                             5,500,000
   Cash dividends paid on Common Stock                                      (3,762,214)
--------------------------------------------------------------------------------------
   Net Cash Flows Provided By Financing Activities                           1,737,786
--------------------------------------------------------------------------------------
NET INCREASE IN CASH                                                           221,183
Cash, Beginning of Period                                                      137,735
--------------------------------------------------------------------------------------
Cash, End of Period                                                     $      358,918
======================================================================================
RECONCILIATION OF INCREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH FLOWS USED BY
OPERATING AND INVESTING ACTIVITIES:

   Increase in Net Assets From Operations                               $     (412,805)
--------------------------------------------------------------------------------------
   Amortization of discount on securities                                       44,513
   Increase in investments, at value                                          (968,168)
   Increase in interest payable for money borrowed                              17,236
   Increase in dividends and interest receivable                              (185,175)
   Decrease in accrued expenses                                                (12,204)
--------------------------------------------------------------------------------------
   Total Adjustments                                                        (1,103,798)
--------------------------------------------------------------------------------------
Net Cash Flows Used By Operating and Investing Activities               $   (1,516,603)
======================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                          15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Travelers Corporate Loan Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities, excluding senior collateralized loans, for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment loss amounting to $27,900 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (j) collateralized senior loans will be valued at readily ascertainable market values and in the absence of these market values the loans are valued at fair value. Fair value is determined in accordance with guidelines established by the Fund's Board of Directors. In valuing a loan, SSB Citi Fund Management LLC ("SSBC"), the Fund's investment adviser, with the assistance of the Travelers Asset Management International Company LLC ("TAMIC"), the sub-adviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan;
(3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and


--------------------------------------------------------------------------------
16                                        2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

conditions; SSBC may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. However, because the secondary market has not yet fully developed, SSBC will not rely solely on such prices or quotations.

Facility fees and upfront fees, incurred by the Fund on loan agreements, are amortized over the term of the loan.

2.   Management Agreement and Transactions with Affiliated Persons

SSBC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup") acts as investment adviser for the Fund. The Fund pays SSBC a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the average weekly assets. This fee is calculated weekly and paid monthly.

SSBC has entered into a sub-investment advisory agreement with TAMIC, another wholly-owned indirect subsidiary of Citigroup. Pursuant to a sub-advisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SSBC pays TAMIC a fee of 0.50% of the value of the Fund's average weekly assets for the services TAMIC provides as sub-adviser. This fee is calculated weekly and paid monthly.

All officers and one Director of the Fund are employees of either Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup or its affiliates.

3.   Investments

During the three months ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $ 22,151,950
--------------------------------------------------------------------------------
Sales                                                               15,077,394
================================================================================

At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $  1,191,333
Gross unrealized depreciation                                       (4,582,346)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $ (3,391,013)
================================================================================


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                          17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4.   Commitments

The Fund has entered into a 364 day revolving credit agreement and a three year revolving credit agreement to borrow up to an aggregate of $73.5 million from a syndicate of major financial institutions. The 364 day revolving credit agreement was renewed on January 30, 2001. The 364 day revolving credit agreement matures on January 29, 2002 and the three year revolving credit agreement matures on February 1, 2002. Borrowing rates under both of these agreements are based on a fixed spread over LIBOR or the Prime Rate. The Fund pays a facility fee quarterly at 0.10% and 0.15% per annum for the 364 day and three year revolving credit agreements, respectively. The amount of aggregate borrowings outstanding at December 31, 2000 was $71.7 million at a weighted average interest rate of 7.06%, which represented 33.26% of net assets plus borrowings. Average aggregate borrowings for the three months ended December 31, 2000, were $69,193,647 and the average annualized interest rate was 7.08%.

5.   Offering Costs

Offering costs of $607,394 were incurred at the inception of the Fund. Of this amount, $382,394 was paid by SSBC. The balance of $225,000 was paid by the Fund.

6.   Capital Shares

At December 31, 2000, the Fund had 150,000,000 shares of capital stock authorized, ("Common Stock") with a par value of $0.001 per share.





--------------------------------------------------------------------------------
18                                        2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September 30, except where noted:


                                                   2000(1)           2000           1999(2)
============================================================================================
Net Asset Value, Beginning of Period          $   15.14        $    15.19     $    15.00
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                           0.37              1.40           0.97
   Net realized and unrealized gain (loss)        (0.41)             0.02           0.09
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (0.04)             1.42           1.06
--------------------------------------------------------------------------------------------
Offering Costs on Issuance of Common Stock           --                --          (0.02)
--------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.37)            (1.44)         (0.85)
   Net realized gains                             (0.02)            (0.03)            --
--------------------------------------------------------------------------------------------
Total Distributions                               (0.39)            (1.47)         (0.85)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $   14.71        $    15.14     $    15.19
--------------------------------------------------------------------------------------------
Total Return, Based on Market Value               (3.76)%++         13.35%          1.68%++
--------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value            (0.10)%++         10.55%          7.45%++
--------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $ 143,879 $         148,136     $  148,548
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                          10.04%+            9.20%          7.48%+
   Interest expense                                3.48+             3.04           1.68+
   Organization expense                              --                --           0.24+
   Other expenses                                  1.79+             1.70           1.63+
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               7%               59%            53%
--------------------------------------------------------------------------------------------
Market Value, End of Year                     $  13.750        $  14.6875     $   14.375
============================================================================================

(1)  For the three months ended December 31, 2000 (unaudited).
(2) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.




--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                          19

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by PFPC Global Fund Services ("Plan Agent"), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by PFPC Global Fund Services, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund's shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition


--------------------------------------------------------------------------------
20                                        2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                          21

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors' prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.







--------------------------------------------------------------------------------
22                                        2000 Quarterly Report to Shareholders

                     (This page intentionally left blank.)

Directors
Allan J. Bloostein
Martin Brody
Dwight Crane
Robert Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Glenn N. Marchak
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser
SSB Citi Fund Management LLC

Sub-Investment Adviser
Travelers Asset Management
International Company LLC

Custodian
PFPC Trust Company

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for shareholders of Travelers Corporate Loan Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

[LOGO OF TLI LISTED NYSE]

Travelers Corporate
Loan Fund Inc.
7 World Trade Center
New York, New York 10048

FD01804 2/01